SECURITIES AND EXCHANGE COMMISSION
                        Washington D. C. 20549


                               Form 8-K

           Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)  January 7, 1998




                       USFREIGHTWAYS CORPORATION


      Delaware                        0-19791          36-3790696
(State of Incorporation)            (Commission       (IRS Employer
                                    File Number)     Identification No.)



9700 Higgins Road, Rosemont, Illinois                      60018
(Address of principal executive offices)                 (Zip Code)


                     Registrant's telephone number
                  including area code: (847) 696-0200


                            Not applicable
   (Former name of former address, if changed since the last report)







                          The Exhibit Index is located on
                          Page 2. This Report contains 4 pages.




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Item 5.  Other Events.

                  On  January  7,  1998,   USFreightways   Corporation
announced the appointment of a President and Chief Operating Officer.


                                                                    Exhibit
Item 7.  Exhibits.                                                   Index

   Exhibit 99        News Release, dated January 7, 1998.         Page 4 of 4




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                              SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                       USFREIGHTWAYS CORPORATION


                                        By: /s/ Christopher L. Ellis
                                                Christopher L. Ellis
                                             Senior Vice President, Finance and
                                                  Chief Financial Officer


Date:  January 9, 1998